Exhibit 10.1

AMENDMENT NO. 2 dated as of August 12, 2024 (this “Amendment”), to the CREDIT AGREEMENT dated as of April 20, 2016, as amended and restated as of November 26, 2019, as further amended and restated as of May 5, 2023 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among COMPASS MINERALS INTERNATIONAL, INC., a Delaware corporation (the “US Borrower”), COMPASS MINERALS CANADA CORP., a corporation continued and amalgamated under the laws of the province of Nova Scotia, Canada (the “Canadian Borrower”), COMPASS MINERALS UK LIMITED, a company incorporated under the laws of England and Wales (the “UK Borrower” and, together with the US Borrower and the Canadian Borrower, the “Borrowers”), the other LOAN PARTIES party hereto, the several banks and other financial institutions or entities from time to time party thereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders and as collateral agent for the Secured Parties. Capitalized terms used in this Amendment but not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS pursuant to the Credit Agreement, the Lenders have agreed to extend credit to the Borrowers on the terms and subject to the conditions set forth therein;

WHEREAS the Borrowers have requested that the Lenders extend the deadline for satisfaction by the Borrowers of the requirements to deliver, no later than 45 days after the last day of the fiscal quarter of the US Borrower ended June 30, 2024 (the “Affected Fiscal Quarter”), (x) financial statements in accordance with Section 5.01(b) of the Credit Agreement and (y) a Compliance Certificate in accordance with Section 5.02(b) of the Credit Agreement (clauses (x) and (y), collectively, the “Delivery Requirements”), in each case solely in respect of the Affected Fiscal Quarter, by 30 days to the date that is 75 days after the last day of the Affected Fiscal Quarter; and

WHEREAS the Required Lenders are willing to so extend the Delivery Requirements in respect of the Affected Fiscal Quarter on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Amendment. Effective as of the Amendment Effective Date (as defined below), Section 5.01(b) of the Credit Agreement is hereby amended by inserting the following text immediately after the text “45 days” in such Section: “(or, solely in the case of the fiscal quarter of the US Borrower ended June 30, 2024, 75 days)”.

SECTION 2. Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and to each of the Lenders that this Amendment has been duly authorized, executed and delivered by an authorized officer of such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, regardless of whether considered in a proceeding in equity or at law.

SECTION 3. Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”):

(a)the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of each Loan Party, the Administrative Agent and the Required Lenders;

(b)as of the Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing;

(c)each representation and warranty set forth in Section 2 hereof and each other representation and warranty made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the Amendment Effective Date, except to the extent such representation and warranty expressly relates to an earlier date (in which case such representation and warranty is true and correct in all material respects as of such earlier date); provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and

(d)the fees and expenses required to be paid pursuant to Section 7 hereof shall have been paid on or substantially simultaneously with (but in no event later than) the Amendment Effective Date.

SECTION 4. Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, any Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 5. Applicable Law; Submission to Jurisdiction and Waivers; Waiver of Jury Trial.
(a)THIS AMENDMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AMENDMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW.

(b)EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.13 AND 9.16 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

SECTION 6. Counterparts; Electronic Execution; Amendment. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that (a) the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of any Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, each Loan Party party hereto hereby (i) agrees that, for all purposes, including in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and the Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Amendment shall have the same legal effect, validity and enforceability as any paper original, (ii) the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Amendment in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Amendment based solely on the lack of paper original copies of this Amendment, including with respect to any signature pages thereto and (iv) waives any claim against the Administrative Agent, any Issuing Bank, any Lender or any Related Party of any of the foregoing Persons (collectively, the “Lender-Related Parties” and each, a “Lender-Related Party”) for any losses, claims (including intraparty claims), demands, damage or liabilities of any kind (collectively, “Liabilities”) arising solely from any Lender-Related Party’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of any Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. As used herein, “Electronic Signatures” means any electronic sound, symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each Borrower and each other Loan Party, the Administrative Agent and the Required Lenders.

SECTION 7. Fees and Expenses.

(a)The US Borrower hereby agrees to pay to JPMorgan, for its own account, such fees that have been separately agreed to by the US Borrower and JPMorgan in connection with this Amendment. The fees payable pursuant to this Section 7(a) will be paid in immediately available funds on, and subject to the occurrence of, the Amendment Effective Date and shall not be refundable.

(b)The US Borrower hereby agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 9.05 of the Credit Agreement.

SECTION 8. Headings. The Section headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

COMPASS MINERALS INTERNATIONAL, INC.
By:
/s/ Jeffrey Cathey
Name: Jeffrey Cathey
Title: Chief Financial Officer

COMPASS MINERALS CANADA CORP.
By:
/s/ Jeffrey Cathey
Name: Jeffrey Cathey
Title: Chief Financial Officer

COMPASS MINERALS UK LIMITED
By:
/s/ Jeffrey Cathey
Name: Jeffrey Cathey
Title: Chief Financial Officer

NAMSCO INC.
COMPASS MINERALS AMERICA, INC
COMPASS MINERALS LOUISIANA INC.
COMPASS MINERALS USA INC.
GREAT SALT LAKE HOLDINGS, LLC
GSL CORPORATION
COMPASS MINERALS OGDEN INC.
CLYMAN BAY RESOURCES, INC.
COMPASS MINERALS WINNIPEG UNLIMITED LIABILITY COMPANY
CMP CANADA INC.
COMPASS MINERALS NOVA SCOTIA COMPANY
COMPASS RESOURCES CANADA COMPANY
COMPASS CANADA POTASH HOLDINGS INC.
COMPASS MINERALS WYNARD INC.
COMPASS MINERALS LITHIUM CORP OF AMERICA, INC.

By:
/s/ Jeffrey Cathey
Name: Jeffrey Cathey
Title: Chief Financial Officer

DOVE CREEK GRAZING, LLC
By:
/s/ Jeffrey Cathey
Name: Jeffrey Cathey
Title: Chief Financial Officer

COMPASS CANADA LIMITED PARTNERSHIP
By: CMP Canada Inc., its General Partner
By:
/s/ Jeffrey Cathey
Name: Jeffrey Cathey
Title: Chief Financial Officer

COMPASS MINERALS (EUROPE) LIMITED COMPASS MINERALS UK HOLDINGS LIMITED DEEPSTORE HOLDINGS LIMITED COMPASS MINERALS STORAGE & ARCHIVES LIMITED
By:
/s/ Jeffrey Cathey
Name: Jeffrey Cathey
Title: Chief Financial Officer

NASC NOVA SCOTIA COMPANY
By:
/s/ Jeffrey Cathey
Name: Jeffrey Cathey
Title: Chief Financial Officer

COMPASS MINERALS INTERNATIONAL LIMITED PARTNERSHIP
By: NASC Nova Scotia Company, as general partner
By:
/s/ Jeffrey Cathey
Name: Jeffrey Cathey
Title: Chief Financial Officer

CMI NOVA SCOTIA COMPANY
By:
/s/ Jeffrey Cathey
Name: Jeffrey Cathey
Title: Chief Financial Officer

COMPASS MINERALS DO BRASIL LTDA
By:
/s/ Jeffrey Cathey
Name: Jeffrey Cathey
Title: Chief Financial Officer

JPMORGAN CHASE BANK, N.A., in its respective capacities as Administrative Agent, a Revolving Lender and a Term Lender
By:
/s/ Maria Fahey
Name: Maria Fahey
Title: Vice President

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016, AS AMENDED AND RESTATED AS OF NOVEMBER 26, 2019, AS FURTHER AMENDED AND RESTATED AS OF MAY 5, 2023 (AS FURTHER AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The Bank of Nova Scotia
Lender Name
By:
/s/ Dhirendra Udharamaney
Name: Dhirendra Udharamaney
Title: Director

Commerce Bank
Lender Name
By:
/s/ Mike Bruening
Name: Mike Bruening
Title: Sr. Vice President

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH
Lender Name
By:
/s/ Pacella Lehane
Name: Pacella Lehane
Title: Managing Director

/s/ Reggie Crichlow
Name: Reggie Crichlow
Title: Vice President

ING Capital LLC
Lender Name
By:
/s/ Brian Gorski
Name: Brian Gorski
Title: Director

/s/ Remco Meeuwis
Name: Remco Meeuwis
Title: Director

Morgan Stanley Bank, N.A.
Lender Name
By:
/s/ Aaron McLean
Name: Aaron McLean
Title: Authorized Signatory

PNC Bank, National Association
Lender Name
By:
/s/ Caleb A. Shapkoff
Name: Caleb A. Shapkoff
Title: Vice President

Wells Fargo Bank, N.A.
Lender Name
By:
/s/ Megan Pridmore
Name: Megan Pridmore
Title: Director